Exhibit 10.8

d Signature Business Order Form ˄ Tai Wan - 300M ˅ Order number ˖ CDIN20250911 - TW300M 1.Customer Information XXXX Company Name: XXXX Contact Person: XXXX Email: XXXX Address: 2.Supplier Information Cloud Data Network Limited Company Name: Homye Account Manager: XXXX Email: 1507 - 1510 0ffice Tower,Road, Wan Chai, Hong Kong ˈ Convention Plaza,l Harbor Address: 3.Products/Services Details Information Monthly Recurring Cost (MRC) Unit Price (USD) Qty Order Form Description Ltem 600.00 300.00 2 Rent Equipment ˄ DELL CPU E5 - 2630V3 8 cores 16county seats Internal memory 16GSSD 1.8inch 200G ) 1 2,400.00 8.00 300 Tai Wan IP - T 2 750.00 5.00 150 IP 3 3,750.00 Total(USD): 4.Please remit to Cloud Data Network Limited account: Beneficiary Name:Cloud Data Network Limited Bank Name:XXXX Bank Address ˖ XXXX Account NO ˖ XXXX SWIFT ˖ XXXX 5.Term of service The service period is one year, commencing on Oct 1st, 2025 and concluding on Sep 30st, 2026. 6.Payment Method 6 . l : The billing cycle is a natural month, which is settled monthly . The month of opening shall be charged by ˄ actual opening day/ days of the month) X (monthly rental fee) ; from the second month, it shall be charged by natural month ; 6 . 2 : Customer pays the service fe monthly pays Curency : USD) . Within the fixed term of this order, Party A shall settle the monthly recuringxpenses within 7 working days after reeiving the bill and invoice . Because the fee may change with the service adjustment, the actualquantity used and the specific monthly rent fee are sub ject to the monthly rent bill 7.Taxs(If Applicable) The order amount does not include tax 8.Terms and Conditions If the Customer requests termination of the service, The Cloud Data Network Limited shall be notified in writing at least 30 days in advance. If the Customer fails to propose a renewal at least 30 days prior to the expiration of the agreement, it shall be deemed automatically terminated. In the event the Customer requests early termination of this Agreement during the Term, all outstanding payment obligations hereunder shall be settled pursuant to mutual written agreement between the Parties, negotiated in good faith within thirty (30) days of such termination request. 9.Authorised Signature X X X X Signature Cloud Data Network Limite Date: 2025.9.11 Date:2025.9.11 Signature: Signature: Company Chop: Company Chop: Remark:Provided that customer assigned this order,which means that customer accept all of the order content,and any revision ll i f hi d h ld b d i i f Certain information marked as "XXXX" has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.